T. Rowe Price Health Sciences Portfolio

Supplement to Statement of Additional Information dated May 1, 2026

On June 25, 2026, shareholders of the T. Rowe Price Health Sciences Portfolio approved a proposal to change the fund’s diversification policy from diversified to nondiversified. The switch from diversified to nondiversified will become effective on July 1, 2026.

Accordingly, the following changes are effective July 1, 2026.

Under the section “INVESTMENT RESTRICTIONS – Fundamental Policies,” the Health Sciences Portfolio is added to the funds that are not subject to investment restrictions (5)(a) and (5)(b), as follows:

As a matter of fundamental policy, the funds may not:

(5)	(a) Percent Limit on Assets Invested in Any One Issuer (All Funds Except Blue Chip Portfolio and Health Sciences Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

(5)	(b) Percent Limit on Share Ownership of Any One Issuer (All Funds Except Blue Chip Portfolio and Health Sciences Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies);

The date of this supplement is June 30, 2026.

G80-041   6/30/26